UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT SEPTEMBER 8, 2009

ECOLOCAP SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51213	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

740 Notre-Dame W.
Suite 1525, Montreal, Quebec, Canada
H3C 3X6
(Address of principal executive offices)

(514) 876-3907
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 8, 2009, we entered into an agreement with shareholders of Micro Bubble Technologies Inc., a Nevada corporation (“Micro Bubble”) wherein we agreed to acquire 1,100 shares of Micro Bubble or 55% of the issued and outstanding common stock of Micro Bubble in exchange for 54,000,000 restricted shares of our common stock.

ITEM 7.01	REGULATION FD

On September 9, 2009 we issued a press release announcing the acquisition of 1,100 shares of Micro Bubble Technologies Inc., a Nevada corporation.

ITEM 9.01                   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Date: September 9, 2009

ECOLOCAP SOLUTIONS INC.

By:	CLAUDE PELLERIN
Name: Claude Pellerin
Title: Secretary